UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2005


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                    000-22490                  62-1120025
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

             430 Airport Road
          Greeneville, Tennessee                                    37745
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 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     The Company's Board of Directors has elected C. Robert Campbell to its Board of Directors, effective August 10, 2005. Mr. Campbell has been appointed to serve on the Board's Audit Committee. There are no arrangements or understandings between Mr. Campbell and any other persons pursuant to which Mr. Campbell was selected as a director. There have been no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Campbell had, or will have, a direct or indirect material interest.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FORWARD AIR CORPORATION


Date: August 10, 2005                         By: /s/ Matthew J. Jewell
                                                  ------------------------------
                                                  Matthew J. Jewell
                                                  Senior Vice President, General
                                                  Counsel and Secretary